BROOKWOOD COMPANY OVERVIEW

Since 1995 — BROOKW25D *years of excellence* — **28+ years** of experience

Mission: Develop innovative and sound learning solutions and applications to spread knowledge and advance the global workforce.

- Incorporated in 1995 and based in Lower Gwynedd, PA @ www.brookwood.com,
- Core capabilities:
  - **Custom learning programs** and learning technology solutions,
  - Virtual producer and support services to ensure **successful virtual events,**
  - Custom **learning portals**, virtual platforms, mobile apps, 3rd party integration,
  - **Authorized Training Center** for Adobe, Lectora, Storyline,
- Deliver end-to-end and white-glove solutions for our clients,
- Our customer base includes small, medium, and large companies across verticals.

PRODUCTS AND SERVICES

- **Custom eLearning** – course design (needs analysis, curriculum development, content writing), course development, engaging interactions, video, audio, translations, gamification, scenarios, assessments, branding, storyboards, 508 compliant,
- **Virtual instructor-led training:** PowerPoint deck, instructor guides, facilitator guides, job aids,
- **Virtual support services** to ensure successful online events using Zoom, Teams, etc.,
  - Pre-event: registration, facilitator training and rehearsals, room prep,
  - During-event: welcome participants, troubleshoot tech issues, run polls, monitor chat, advance slides,
  - Post-Event: deliver session and engagement reports, provide recordings,
- **Creative design** for PowerPoint presentations, user guides, digital assets, eBooks, interactive PDFs,
- **Off-the-shelf training** content for Leadership and Entrepreneurial skills,
- **Authorized Instructor-led training** for Articulate Storyline, Adobe Captivate, Lectora,
- **Brookwood Learning Hub LMS** – training, certification, and tracking,
- **Technology solutions** – LMS integration, eCommerce portals, custom meeting room applications, mobile apps.

FINANCIAL MODEL

	2023E	2024E	2025E
eLearning Development	$420,000	$660,000	$840,000
Virtual Training	$60,000	$78,000	$90,000
Web App/Dev/Hosting	$100,000	$100,000	$100,000
Training	$25,000	$36,000	$48,000
Total Revenue	**$605,000**	**$874,000**	**$1,078,000**
Cost of Services	$350,000	$465,000	$555,000
Sales & Marketing	$55,000	$130,000	$145,000
G & A	$165,000	$179,000	$190,000
Base Case EBITDA	**$35,000**	**$100,000**	**$188,000**
Upside Case EBITDA	**$50,000**	**$120,000**	**$225,000**